UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Shareholders

International Discovery Fund	October 31, 2016

The views and opinions in this report were current as of October 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

It is with satisfaction that I am able to provide you with a narrative framed by a period of outperformance for our fund versus our primary benchmark, a good result within our competitive peer group, and positive U.S. dollar returns. The fund’s excess return came, as we hope it routinely should, from stock selection—that five of our top 20 contributors generated returns of 50% or more is testimony to the dispersion of returns within our sector. We also had fewer sectoral headwinds to contend with over the last six months, as the earlier countertrend rally in commodity markets and deep cyclicals ran its course. Our positive tilt toward Japanese equities also continued to pay off as the corporate reform in that market, to which we have previously alluded, seems to be gathering momentum.

The International Discovery Fund returned 5.40% in its fiscal year ended October 31, 2016. Thanks to very strong relative performance over the past six months, the fund outpaced its S&P Global ex-U.S. Small Cap Index benchmark for the period, as well as the MSCI EAFE Small Cap Index. The fund also outperformed its Lipper benchmark, helping build on its strong record of performance relative to its peer group. (Based on cumulative total return, Lipper ranked the International Discovery Fund 25 of 182, 10 of 149, 12 of 127, and 10 of 70 small/mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

This year has been remarkable for a series of events that, individually, seemed improbable and, put together, apparently impossible—one might say that a formation of “black swans” came flying across our horizons. Following the political upheaval and the impeachment of a president in Brazil came June 23 and the UK’s unexpected referendum vote to leave the European Union (EU), or so-called Brexit. On November 8, immediately after our reporting period ended, a political outsider was voted in as the 45th President of the U.S. The results in both Britain and the U.S. seemed to run counter to the received wisdom of the polls and the weight of money in betting pools—although, as I write, the market appears to have been better priced for a Donald Trump victory than it was for Brexit. Put this together with Leicester City winning the championship in English soccer’s Premier League (having started the season as 5,000/1 rank outsiders) and the Chicago Cubs winning the World Series (thus breaking a 108-year cold streak), and it really has been the year of upsets.

In portfolio terms, it was Brexit that created the greatest performance angst and caused us to rethink our strategy. We went into June’s referendum 4% overweight UK equities and, by definition, because of our domestic UK exposure, overweight in pound sterling—in effect a double whammy. We were caught unawares, and this cost us in terms of performance: mea culpa.

We currently take a more negative interpretation of the UK referendum than perhaps the consensus does. It looked, for a time, that the outcome would be more systemic, leading to a European or global slowdown, while now it looks as if the risk may be contained to the UK and particularly pertinent to London property prices. Accordingly, we have adopted capital preservation mode, selling UK domestic exposures and property-related names.

So how did we get the outcome so wrong, and what are the lessons learned?

1) We live in a metropolitan bubble. In the future, we need to get out and seek a diversity of views;

2) Pattern-spotting can be dangerous—it felt like a rerun of the Scottish referendum, but it wasn’t; and

3) Bookies’ odds are as much a reflection of the weight of money as they are of voting intentions (the average bet size to remain was four times greater than that to leave).

The outcome of the referendum was predictably accommodated by monetary policymakers in the form of a cut to base rates in the UK, quantitative easing in Europe and Japan, and a further deflationary impetus to bond markets. This takes me on to the next theme I would like to reflect on: The hunt for yield has accelerated as policymakers have cut rates into negative territory. How low can rates go, and are these stock prices real? Do they accurately reflect the outlook for growth and inflation, or are they a product of a global savings glut and stimulative monetary policies? This issue really struck a chord when, in September, Sanofi, the French pharmaceutical company, and Henkel, the German consumer company and maker of Persil detergent, sold between them €1.5 billion of debt at an interest rate of -0.05%. In other words, investors are paying for the privilege of lending them money. The world will always need innovative drugs and laundry products, but no matter how blue chip, surely there is a not negligible credit risk here.

We are, therefore, living in a topsy-turvy world in which investors are buying bonds for capital gains and equities for dividend income. I have alluded to this in previous letters and have been either wrong or early, but I have felt uncomfortable with the status quo of ultralow rates for a while. What is unambiguous is that we are building vulnerability to a bond shock among risk assets, including small-caps in international markets. I ponder this because the environment for several years has, in many ways, suited our style—long-duration, quality growth stocks like those we favor will, to some degree, approximate the performance of market interest rates.

PORTFOLIO REVIEW

Ambu, a Danish manufacturer of anesthesia equipment, was the fund’s largest contributor. The company achieved organic sales growth above its guidance range while meeting its 2017 fiscal guidance a year ahead of time. We have owned shares in Ambu for 10 years, and it has been a great example of a small domestic player that has grown onto the global stage, with significant operations now in the U.S. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our patience in owning Latin American online marketplace MercadoLibre was fully rewarded as it recovered from its disappointing performance over the previous calendar year. Despite the challenging macroeconomic backdrop, the company has showed signs of a recovery—expanding its margins while displaying solid earnings growth. We continue to believe that the company, which has a strong management team, will leverage its leading market share in the leading regional economies to compound earnings while gaining additional market share.

We acquired VAT, a Switzerland-based manufacturer of vacuum valves, on the company’s initial public offering (IPO), after which the shares surged as management increased the expected dividend as the company benefited from a cyclical uptick in several of its end markets. Japanese chemical manufacturer Sumitomo Seika Chemicals performed admirably over the period, benefiting from the renowned quality of its superabsorbent polymers. Despite competitors attempting to gain market share by cutting their selling price, Sumitomo has remained the leader in this key market.

The leading detractor over the period was wine retailer Majestic Wine. The stock was initially punished for its domestic exposure to the UK as the Brexit vote was delivered and investors fretted about the damage it would cause to consumer confidence. The shares did their best to recover before a profit warning as a result of a failed direct marketing campaign led to further declines. Further disappointment came in the form of UK retirement house builder McCarthy & Stone, which also struggled in the immediate aftermath of the Brexit vote. House builders were hit the hardest as fears of a future recession flooded the market. We shared the view that the industry would be impacted by the suggested lower growth in the UK and decided to cut our losses and reinvest in more attractive companies.

In Asia, our holding in Korean laser equipment manufacturer EO Technics performed poorly. Management was forced to issue a profit warning after the order intake for semiconductor equipment remained sluggish, while its display equipment, which was expected to drive earnings growth this year, also recorded poor sales. Our holding in Interpark also detracted from relative performance. The Korean online auction and shopping mall weakened as both its shopping and book divisions, which form the company’s core business, continued to post losses. The company has prioritized market share over profitability by increasing its marketing costs, leading to operating losses. 58.com, China’s leading online marketplace for classified advertising, fell considerably as revenues weakened and as management looked to aggressively consolidate its recent acquisition of the number two player, Ganji. We expect the acquisition to cause the company near-term pain, but over the long term, it should solidify 58.com’s sales force and lead to significant margin expansion.

The main change to the portfolio was a reduction in our UK exposure. This was a combination of the deliberate and the involuntary, as movements in the currency market did part of it for us. In fact, it is worth noting the disparity between what the foreign exchange and equity markets are telling us about the prospects for the UK. As outlined above, we are inclined to think that the uncertainty as to the nature of the arrangements of the UK’s future relationship with the EU creates indecision and weakness. London property, which was richly valued before the vote, now has an excuse to go down. Accordingly, we eliminated Volution, Polypipe, and McCarthy & Stone, all of which are exposed to the property cycle. We also sold out of Jupiter Fund Management, a fine company and a worthy stock, but one now dogged by the uncertainty regarding the “passporting” of financial services into Europe. Our decision to exit cash payment services firm Paypoint, a highly profitable business and a longstanding portfolio holding, was less about the economic cycle than structural changes to its market. The first sale we made in the wake of the referendum was recruitment services firm Hays, which has thus far been the only erroneous sale as measured in U.S. dollar terms. Looked at in sector terms, the major change was a reduction of industrials and business services, of which the UK sales made up the majority of the cutback, but we also eliminated Mabuchi Motors and USHIO in Japan and SAI Global in Australia.

On a regional basis, we continued to run an overweight position in Japan despite the headwind of a strengthening yen, which tends to be damaging in aggregate for Japanese equities. Our optimism is based on the belief that the ongoing changes in corporate Japan are material, have peer group effects, and that the improvements in corporate governance and trend improvement in return on equity will have a sustained impact. In other words, our overweight position should be considered strategic, while so many others regard Japanese equities as a tactical asset class. Our largest purchase in Japan over the period was Paltac, a distributor of health and personal care and over-the-counter medicines to the drugstore sector, which is growing as organized retail gains at the expense of independents. We sold down our position in Nihon Parkerizing (parkerizing is a treatment for unfinished metal by means of chemical coating), which had done very well and is a rarity in the automotive industry in that it enjoys very high margins. The manifestation of improving governance in Japan includes a focus on profitability, rather than market share, as well as efforts to increase dividends and buy back shares.

The Chinese economy experienced a modest cyclical bounce, and we were able to generate solid U.S. dollar returns in that market despite a currency that trended lower, in line with the authorities’ policy to move to full convertibility. The main moves we made were buying YY and selling Sina. YY is the leading online live broadcasting platform in China. It is a community in which users participate in a wide range of activities, from music and games to talk shows and education. Due to investors’ concern over competition from new entrants, the stock trades at less than 10 times its next fiscal year earnings, according to our estimate. We think the market underestimates the stickiness and durability of the business. We expect YY to grow earnings per share at 20% to 30% over the next two to three years. We sold Sina as the stock reached our target price.

We endured a perfect storm in South Korea due, first and foremost, to our poor stock selection. Several of our positions (LIG Nex1, EO Technics, S&T Motiv, and Interpark) underdelivered and missed earnings estimates. On top of that, the local pension fund had a change in investment strategy that led to panic selling in mid- and small-caps. The space was further impacted by local investors’ rotation into megatech stocks, such as Samsung. While our returns suffered, many high-quality businesses are now offered at attractive prices after the sell-off, and we have selectively taken the opportunity to upgrade our portfolio. Compared with 12 months ago, our South Korean portfolio has a higher overall quality with a better valuation.

Capital markets were well and truly open over the period, and the IPOs arrived thick and fast. This is a positive for our asset class, as the number and variety of issues that are available continue to grow. Breadth implies opportunity. As always, we were discerning in those in which we participated, and we bought into six deals in total: Maison du Monde (retail/France); Takeaway.com (foodtech/Netherlands), where we were able to use pattern recognition from our investment in Just Eat (UK-listed, same business model); Shop Apotheke (Germany/online drugstore); Ahsell (Sweden/technical distribution); Line (Japan/mobile apps and games); and JR Kyushu (Japan/railway operator). All currently trade above their IPO prices. We sold out of Line and JR Kyushu owing to small allocations. For the second consecutive six-month period, we had no takeouts due to acquisition, which is an unusual pattern.

OUTLOOK AND CONCLUSION

As I write, global bond markets are experiencing a correction. Yields, which move inversely to prices, are moving up and reversing the downward shift in rates following the deflationary shock of Brexit, as markets price in the reflationary impact of a U.S. fiscal expansion expected from the incoming Trump administration. The combination of this and the strong U.S. dollar is presently proving a toxic one for emerging markets. An even bigger imponderable, however, is whether this is a long overdue retracement of overextended interest rates (see our previous discussion of Sanofi and Henkel) or is a paradigm shift and the end of the period of ultralow rates.

I pose the question because, if it is the latter, the process of adjustment will inevitably create a headwind for our investment approach. Our investment maxim is to own great companies. Our advantage is time, and owning great companies with great businesses that generate value makes time your friend. (Conversely, when owning bad businesses, value degrades over time.) However, holding great businesses through economic cycles involves taking multiple, or valuation, risk. If quality growth stocks price off long-term interest rates, the trend—so long our friend—will no longer be so, at least temporarily. Instead, we might expect a period where our most highly valued issues are under pressure. Some judicious adjustment may be necessary.

That said, I am greatly encouraged that our investment universe continues to burgeon, and the broadening and deepening provides not only opportunity but also diversity. This lends itself to a healthy state, where returns within a sector are increasingly dispersed and talk of the overall quality of the asset class becomes less relevant. The notion that something true for the whole must also be true for its constituent parts is self-evidently false. Aristotle had to argue against “the fallacy of division”—the assumption that atoms of water would necessarily be wet or that atoms of wool must be soft. In our world, each constituent part or each security is unique and offers the potential to be different, to show better returns than the average. To think any differently would risk squandering the many opportunities in front of us.

This is truly a team effort. I would like to pay tribute to my co-managers and our team of talented analysts and thank fellow shareholders for their ongoing trust and support.

Respectfully submitted,

Justin Thomson
Chairman of the Investment Advisory Committee

November 17, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/16
Partners Group Holding, Switzerland	1.2%
MercadoLibre, Argentina	1.2
Axiare Patrimonio Socimi, Spain	0.9
Yoox Net-A-Porter, Italy	0.9
Victrex, United Kingdom	0.9
Abcam, United Kingdom	0.9
Tecan, Switzerland	0.9
Nippon Seiki, Japan	0.9
Fisher & Paykel Healthcare, New Zealand	0.9
Playtech, United Kingdom	0.9
Obara Group, Japan	0.8
Sanwa Holdings, Japan	0.8
Norma, Germany	0.8
Sino Biopharmaceutical, China	0.7
Fujitec, Japan	0.7
Press Kogyo, Japan	0.7
DCC, Ireland	0.7
Gecina, France	0.7
Eurofins Scientific, France	0.7
Just Eat, United Kingdom	0.7
Amadeus It, Spain	0.7
XXL, Norway	0.7
Ambu, Denmark	0.7
Cochlear, Australia	0.7
Ascential, United Kingdom	0.7
Total	20.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE					
Beginning of period	$ 55.60	$ 56.11	$ 55.26	$ 45.24	$ 39.78
Investment activities					
Net investment income(1)	0.27	0.41	0.43	0.66	0.57
Net realized and unrealized gain / loss	2.61	2.91	1.96	10.26	5.27
Total from investment activities	2.88	3.32	2.39	10.92	5.84
Distributions					
Net investment income	(0.37)	(0.45)	(0.62)	(0.51)	(0.38)
Net realized gain	(2.38)	(3.38)	(0.92)	(0.39)	–
Total distributions	(2.75)	(3.83)	(1.54)	(0.90)	(0.38)
NET ASSET VALUE					
End of period	**$ 55.73**	**$ 55.60**	**$ 56.11**	**$ 55.26**	**$ 45.24**

Ratios/Supplemental Data

Total return(2)	**5.40%**	**6.63%**	**4.45%**	**24.56%**	**14.91%**
Ratio of total expenses to average net assets	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net investment income to average net assets	0.50%	0.75%	0.76%	1.32%	1.38%
Portfolio turnover rate	27.5%	39.6%	41.6%	50.5%	40.2%
Net assets, end of period (in millions)	$ 3,347	$ 4,222	$ 3,549	$ 3,354	$ 2,775

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.2%		
Common Stocks 1.2%		
MercadoLibre (USD)	347,200	58,333
Total Argentina (Cost $34,858)		58,333
AUSTRALIA 2.6%		
Common Stocks 2.6%		
BT Investment Management	3,091,892	21,756
Cochlear	328,865	32,011
Greencross	3,167,405	16,818
Myob	5,282,190	14,867
Ofx	5,606,158	6,610
Reliance Worldwide (1)	6,064,593	13,656
TFS	19,173,602	20,420
Total Australia (Cost $98,453)		126,138
BRAZIL 1.7%		
Common Stocks 1.3%		
BR Malls Participacoes	4,263,090	17,042
Brasil Brokers Participacoes (1)(2)	9,933,800	5,602
Iguatemi Empresa de Shopping Centers	1,872,800	17,607
OdontoPrev	2,782,500	10,460
Transmissora Alianca de Energia Eletrica, Equity Units	1,826,381	11,787
		62,498
Preferred Stocks 0.4%		
Marcopolo (1)	21,549,683	22,346
		22,346
Total Brazil (Cost $82,857)		84,844

CANADA 1.6%

Common Stocks 1.6%

Altus Group (3)	549,400	11,850
Computer Modelling (3)	768,000	5,680
Descartes Systems (1)	987,400	20,575
Pure Technologies	512,400	1,857
Seven Generations Energy (1)	644,630	13,745
Shopify, Class A (1)	548,843	22,743
Total Canada (Cost $67,499)		76,450

CHINA 7.2%

Common Stocks 6.2%

58.com, ADR (USD) (1)(3)	544,367	22,782
Cspc Pharmaceutical (HKD)	18,384,000	19,058
Fufeng (HKD)	55,472,000	23,460
Haier Electronics (HKD)	14,744,000	23,802
Luthai Textile, B Shares (HKD) (2)	19,948,219	25,310
Minth Group (HKD)	8,672,000	30,861
Sino Biopharmaceutical (HKD)	51,700,000	36,198
TAL Education, ADR (USD) (1)(3)	272,600	22,201
Tong Ren Tang Technologies, H Shares (HKD)	12,073,000	22,105
TravelSky Technology, H Shares (HKD)	12,431,000	26,575
Weifu High-Technology, B Shares (HKD)	7,444,673	17,586
YY, ADR (USD) (1)(3)	622,600	29,928
		299,866

Common Stocks - China A shares 1.0%

Hangzhou Robam Appliances (4)	3,624,613	20,257
Suofeiya Home Collection (4)	3,200,780	27,678
		47,935
Total China (Cost $295,287)		347,801

DENMARK 0.7%

Common Stocks 0.7%		
Ambu, B Shares	633,720	32,828
Total Denmark (Cost $2,749)		32,828

EGYPT 0.4%

Common Stocks 0.4%		
Edita Food Industries, GDR (USD)	833,984	5,846
Edita Food Industries, GDR (USD) (5)	953,830	6,686
Integrated Diagnostics Holdings (USD)	2,199,597	6,049
Total Egypt (Cost $23,737)		18,581

FINLAND 0.4%

Common Stocks 0.4%		
Huhtamaki, Series I	510,081	20,595
Total Finland (Cost $14,457)		20,595

FRANCE 4.0%

Common Stocks 4.0%		
Biomerieux	115,512	16,839
Edenred	905,212	20,972
Eurofins Scientific	76,092	34,573
Gecina	240,093	35,001
Havas	1,565,809	12,739
Maisons Du Monde (1)	1,110,000	31,316
Nexity	172,310	8,653
Spie	793,065	15,000
Tarkett	497,549	17,721
Total France (Cost $144,503)		192,814

GEORGIA 0.4%

Common Stocks 0.4%

Georgia Healthcare (GBP) (1)	4,932,042	21,370
Total Georgia (Cost $12,630)		21,370

GERMANY 4.1%

Common Stocks 4.1%

Brenntag	378,680	20,242
CTS Eventim	659,722	23,703
Norma	802,759	36,941
Scout24 Holding (1)	904,043	31,172
Stabilus (1)	388,200	20,225
Takkt	750,602	17,781
Tele Columbus (1)	2,933,098	23,199
Wirecard	552,600	26,215
Total Germany (Cost $123,365)		199,478

HONG KONG 1.7%

Common Stocks 1.7%

Pacific Textiles	20,361,000	25,676
Samsonite International	6,391,600	20,068
SITC International Holdings	35,146,000	20,801
SmarTone Telecommunications Holdings	10,639,000	16,077
Total Hong Kong (Cost $60,177)		82,622

INDIA 4.5%

Common Stocks 4.5%

Blue Dart Express	160,167	12,348
Britannia Industries	418,877	20,823
CRISIL	496,036	16,622
Cummins India	789,845	10,145
Cyient	2,700,773	20,118

Emami	1,659,967	29,776
Hexaware Technologies	6,213,210	19,048
Ipca Laboratories (1)	1,413,585	13,102
SH Kelkar	3,728,874	17,755
TTK Prestige	275,688	26,425
Yes Bank	1,628,010	30,782
Total India (Cost $141,667)		216,944

INDONESIA 0.7%

Common Stocks 0.7%

Mayora Indah	181,880,825	21,188
Surya Citra Media	54,552,400	11,079
Total Indonesia (Cost $22,340)		32,267

IRELAND 1.4%

Common Stocks 1.4%

Cairn Homes (1)	12,098,076	15,638
DCC (GBP)	434,376	35,436
Paddy Power Betfair	186,001	19,255
Total Ireland (Cost $35,434)		70,329

ITALY 2.8%

Common Stocks 2.8%

Amplifon	1,695,526	17,924
Banca Generali	916,844	20,361
Brunello Cucinelli	641,830	12,710
FinecoBank Banca Fineco	3,858,277	22,533
Moncler	1,040,490	17,327
Yoox Net-A-Porter (1)	1,544,056	44,409
Total Italy (Cost $114,730)		135,264

JAPAN 23.8%

Common Stocks 23.8%

Air Water	1,269,000	23,802
Bank of the Ryukyus	1,348,700	17,773
Benesse Holdings	763,700	20,048
Chugoku Marine Paints	1,789,800	13,056
Credit Saison	1,405,000	24,330
Daiichikosho	424,600	18,483
Daio Paper (3)	2,437,100	29,328
Disco	148,300	17,960
Eiken Chemical	596,800	16,333
Fujitec (3)	3,158,000	36,196
Fujitsu General	1,310,000	30,130
Hikari Tsushin	307,300	28,248
Hitachi Metals	1,871,900	23,419
Horiba	496,100	23,748
Hoshino Resorts REIT	4,138	24,267
Invincible Investment	17,434	8,478
Japan Securities Finance	4,771,700	21,249
Kakaku.com	1,148,400	19,328
Koito Manufacturing	581,200	30,371
Mebuki Financial	5,676,100	20,243
METAWATER (3)	1,081,500	29,567
Miraca Holdings	286,900	13,898
Mitsui Fudosan Logistics Park (1)	6,648	21,173
Miura	809,000	13,986
Mori Hills REIT Investment	14,772	20,819
Musashi Seimitsu Industry	1,114,900	27,280
Nabtesco	878,900	26,316
Nakanishi	282,400	10,112
Nifco	497,000	28,672
Nihon Parkerizing	920,400	12,726
Nikkiso	2,258,400	20,006
Nippon Ceramic (3)	1,030,100	19,036

Nippon Seiki	2,192,000	42,285
Nippon Soda (3)	4,687,000	20,827
Nissan Chemical Industries	602,300	20,475
Nisshin Steel	2,200,700	29,274
Obara Group	939,500	40,583
PALTAC	1,254,900	30,849
Press Kogyo (2)	7,405,400	36,084
Sanwa Holdings	3,933,300	39,307
Skylark	1,856,000	26,140
Stanley Electric	640,000	17,655
Sumitomo Seika Chemicals (2)	820,400	30,744
Taiheiyo Cement	5,771,000	16,564
Taiyo Holdings	662,200	24,911
Temp Holdings (3)	1,738,300	29,538
Tokyo Tatemono	1,259,600	16,047
VT Holdings	3,955,600	21,311
Yellow Hat	1,021,100	21,840
Total Japan (Cost $914,492)		1,154,815

MALAYSIA 0.3%

Common Stocks 0.3%

Bursa Malaysia	6,632,700	13,676
Total Malaysia (Cost $15,517)		13,676

MEXICO 0.8%

Common Stocks 0.8%

Alsea	3,412,400	12,732
Concentradora Fibra Danhos	8,757,500	16,031
Credito Real	5,086,615	9,341
Total Mexico (Cost $42,757)		38,104

NETHERLANDS 2.9%

Common Stocks 2.9%		
Aalberts Industries	642,736	20,303
Imcd	681,652	29,486
Intertrust (1)	1,090,830	23,015
Kendrion	544,738	15,721
Shop Apotheke Europe (1)	395,492	12,547
Takeaway.com Holding (1)	807,573	18,993
Van Lanschot, NVDR	965,870	19,817
Total Netherlands (Cost $125,478)		139,882

NEW ZEALAND 0.9%

Common Stocks 0.9%		
Fisher & Paykel Healthcare, Series C	6,585,626	41,725
Total New Zealand (Cost $12,907)		41,725

NORWAY 0.7%

Common Stocks 0.7%		
XXL	2,653,685	33,242
Total Norway (Cost $25,633)		33,242

RUSSIA 0.3%

Common Stocks 0.3%		
Mail.Ru, GDR (USD) (1)	878,225	14,377
Total Russia (Cost $22,792)		14,377

SOUTH KOREA 3.8%

Common Stocks 3.8%		
AfreecaTV (2)	824,348	18,083
CJ CheilJedang	50,394	15,392
DuzonBizon	506,193	9,887

Eo Technics	252,834	13,921
GS Retail	483,124	20,604
Hanssem	109,207	16,941
Interpark	865,466	8,471
Korean Reinsurance	1,562,820	16,116
LEENO Industrial	337,971	12,701
LIG Nex1	336,696	21,775
Osstem Implant (1)	394,458	18,788
S&T Motiv	305,434	10,917
Total South Korea (Cost $201,490)		183,596

SPAIN 3.5%

Common Stocks 3.4%

Amadeus It, A Shares	708,185	33,429
Axiare Patrimonio Socimi	3,171,324	45,118
Baron de Ley (1)	105,484	11,938
Cie Automotive	874,000	18,028
Grifols	1,110,330	21,952
Laboratorios Farmaceuticos Rovi	1,300,474	17,559
Prosegur Cia de Seguridad	2,836,017	20,609
		168,633

Preferred Stocks 0.1%

Grifols, B Shares	230,220	3,321
		3,321
Total Spain (Cost $118,407)		171,954

SWEDEN 2.8%

Common Stocks 2.8%

Ahlsell (1)	2,385,576	14,130
Avanza Holding Bank (3)	655,488	24,783
Dometic (1)	2,534,492	17,931
Indutrade	543,965	10,112

Lindab International	1,858,822	15,929
Oriflame Holding (1)	352,632	12,966
Thule	1,541,546	23,809
Vostok New Ventures, GDR (1)	2,017,742	15,135
Total Sweden (Cost $110,278)		134,795

SWITZERLAND 4.4%

Common Stocks 4.4%		
Dksh Holding	433,316	30,039
Dufry (1)	235,182	28,615
Emmi	15,558	9,182
Partners Group Holding	116,638	59,053
Sfs	268,270	20,211
Tecan	257,266	42,377
Vat (1)	287,506	23,418
Total Switzerland (Cost $148,117)		212,895

TAIWAN 0.9%

Common Stocks 0.9%		
Addcn Technology	1,315,777	8,381
Catcher Technology	2,900,000	22,744
Sinbon Electronics	6,573,387	14,789
Total Taiwan (Cost $46,631)		45,914

THAILAND 0.4%

Common Stocks 0.4%		
BEC World	20,867,700	12,224
BEC World, NVDR	975,200	571
Major Cineplex	10,542,700	8,736
Total Thailand (Cost $31,630)		21,531

UNITED ARAB EMIRATES 0.4%

Common Stocks 0.4%

Air Arabia	55,774,762	19,741
Total United Arab Emirates (Cost $15,581)		19,741

UNITED KINGDOM 11.4%

Common Stocks 11.4%

Abcam	3,975,341	42,381
Ascential	8,993,522	31,758
Booker	4,000,376	8,784
DFS Furniture	4,454,904	14,052
Ebiquity (2)	5,752,693	6,724
Exova	7,978,065	20,507
Flybe (1)(2)	13,697,254	6,161
Genus	329,986	7,577
Huntsworth	10,153,602	5,158
Intermediate Capital	2,094,455	15,523
Investec	4,974,227	30,929
IP (1)	5,201,119	9,581
IQE (1)(2)	64,785,075	23,591
Just Eat (1)	4,904,269	33,736
LivaNova (USD) (1)	151,300	8,576
LivaNova (USD) (1)(3)	207,602	11,636
Majestic Wine (1)(2)	4,148,359	14,496
Oxford Instruments	2,274,036	18,816
Paysafe (1)	5,209,675	27,611
Pets At Home	5,164,955	13,491
Playtech	3,650,796	41,468
Rathbone Brothers	441,667	9,644
Renishaw	376,330	11,898
Spirax Sarco Engineering	341,459	18,440
Ted Baker (3)	642,665	19,469
Travelport Worldwide (USD)	799,200	11,285

Tyman	4,805,950	14,309
Victrex	2,018,303	43,257
WANdisco (1)(2)(3)	1,868,987	3,283
Xaar	2,560,826	13,165
YouGov (2)	6,348,770	17,718
Total United Kingdom (Cost $614,850)		555,024
VIETNAM 0.3%		
Common Stocks 0.3%		
Saigon Securities	14,616,869	13,783
Total Vietnam (Cost $13,899)		13,783
SHORT-TERM INVESTMENTS 7.0%		
Money Market Funds 7.0%		
T. Rowe Price Government Reserve Fund, 0.34% (2)(6)	342,651,955	342,652
Total Short-Term Investments (Cost $342,652)		342,652
SECURITIES LENDING COLLATERAL 1.0%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 1.0%		
Short-Term Funds 1.0%		
T. Rowe Price Short-Term Fund, 0.48% (2)(6)	4,821,596	48,216
Total Investments through Securities Lending Program with JPMorgan Chase Bank		48,216
Total Securities Lending Collateral (Cost $48,216)		48,216
Total Investments in Securities 101.0% of Net Assets (Cost $4,126,070)		**$ 4,902,580**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 10/31/16
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $6,161)		$ 75,796
Securities lending		2,956
Interest		2
Total income		78,754
Expenses		
Investment management		46,406
Shareholder servicing		
Investor Class	$ 4,625	
I Class	5	4,630
Prospectus and shareholder reports		
Investor Class	247	
I Class	36	283
Custody and accounting		876
Registration		201
Legal and audit		168
Directors		18
Miscellaneous		73
Total expenses		52,655
Net investment income		26,099
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		144,849
Foreign currency transactions		(305)
Net realized gain		144,544
Change in net unrealized gain / loss		
Securities		78,943
Other assets and liabilities denominated in foreign currencies		(98)
Change in net unrealized gain / loss		78,845
Net realized and unrealized gain / loss		223,389
INCREASE IN NET ASSETS FROM OPERATIONS		$ 249,488

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/16	10/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 26,099	$ 29,489
Net realized gain	144,544	198,214
Change in net unrealized gain / loss	78,845	20,910
Increase in net assets from operations	249,488	248,613
Distributions to shareholders		
Net investment income		
Investor Class	(28,190)	(28,378)
Net realized gain		
Investor Class	(180,666)	(213,167)
I Class	(1,155)	–
Decrease in net assets from distributions	(210,011)	(241,545)
Capital share transactions*		
Shares sold		
Investor Class	771,822	1,047,427
I Class	1,651,666	–
Distributions reinvested		
Investor Class	199,742	229,436
I Class	1,138	–
Shares redeemed		
Investor Class	(1,804,134)	(611,244)
I Class	(229,480)	–
Redemption fees received		
Investor Class	249	209
I Class	27	–
Increase in net assets from capital share transactions	591,030	665,828
Net Assets		
Increase during period	630,507	672,896
Beginning of period	4,221,706	3,548,810
End of period	**$ 4,852,213**	**$ 4,221,706**
Undistributed net investment income	26,013	28,104

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S. The fund has two classes of shares: the T. Rowe Price International Discovery Fund (Investor Class) and the T. Rowe Price International Discovery Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 22% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market either through the Shanghai-Hong Kong Stock Connect program (Stock Connect) or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gain tax related to its A share investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2016, the value of loaned securities was $47,634,000; the value of cash collateral and related investments was $50,373,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,492,567,000 and $1,158,377,000, respectively, for the year ended October 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2016 and October 31, 2015, were characterized for tax purposes as follows:

At October 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2016, the fund had no deferred tax liability attributable to foreign securities and $1,934,000 of foreign capital loss carryforwards that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended October 31, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended October 31, 2016, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $1,235,000 for T. Rowe Price Services, Inc.; and $378,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2016, the fund was allocated $242,000 of Spectrum Funds’ expenses. Of these amounts, $162,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements are reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2016, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Discovery Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2016

Tax Information (Unaudited) for the Tax Year Ended 10/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$34,828,000 from short-term capital gains,
●	$186,406,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $43,998,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $179,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $43,998,000 and foreign taxes paid of $5,219,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[186]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank
[186]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[186]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[186]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[186]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[186]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[186]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[186]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[186]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Jason R. Adams (1979)	Vice President T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Research Analyst, Caxton
Associates (to 2015)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative and Vice President,
President	Price Hong Kong; Vice President, Price
Singapore; Director and Vice President, T. Rowe
Price International; Vice President, T. Rowe
Price Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012)

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director,
EMEA Macroeconomic Research and Strategy
(to 2012)

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Andrew Chang (1983)	Vice President, T. Rowe Price Group, Inc.
Vice President

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Vice President, T. Rowe Price; formerly, student,
Vice President	Tucker School of Business at Dartmouth (to
2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Royal Bank of Scotland Group (to
2015); Executive Director, Threadneedle
Investment, Ltd. (to 2012)

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Joel Grant (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Fidelity
International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amanda B. Hall, CFA (1985)	Vice President, T. Rowe Price International;
Vice President	formerly, student, Stanford Graduate School
of Business (to 2014); Investment Analyst, Bill
Gates Investments (to 2012)

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)

Nabil Hanano, CFA (1984)	Employee, T. Rowe Price; formerly, Senior
Vice President	Equity Research Associate, Raymond James
(to 2012)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Equity Sales, JP Morgan Chase Securities Ltd.
(to 2012)

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Oxana Lyalina (1987)	Employee, T. Rowe Price; formerly, Senior
Vice President	Analyst, Goldman Sachs International (to 2013)

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Tobias F. Mueller (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jared T. Murphy (1986)	Employee, T. Rowe Price; formerly, student,
Vice President	Stanford Graduate School of Business (to
2015); Associate, ShawSpring Partners
(to 2013)

Joshua Nelson (1977)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Niedzielski (1979)	Vice President T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Manager
and Analyst, Fidelity Investments, Boston and
London offices (to 2015)

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The Wharton School, University of Pennsylvania
(to 2013); Summer Investment Analyst, T. Rowe
Price International (2012); Analyst, Asset &
Resource Management Limited (to 2012)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Melanie A. Rizzo (1982)	Employee, T. Rowe Price
Vice President

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mariel Santiago (1981)	Vice President, T. Rowe Price; formerly, Equity
Vice President	Research Analyst, HSBC Securities, Inc.
(to 2014)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Director, Responsible Officer, and Vice
Vice President	President, Price Hong Kong; Director, Chief
Executive Officer, and Vice President, Price
Singapore; Vice President, T. Rowe Price
Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989)	Employee, T. Rowe Price; formerly, student
Vice President	Harvard Business School (to 2014); Analyst,
Goldman Sachs (to 2012)

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ernest C. Yeung, CFA (1979)	Director, Responsible Officer, and Vice
Executive Vice President	President, Price Hong Kong; Vice President,
T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,890,000 and $2,366,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2016